UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 29, 2009
NORTHWEST PIPELINE GP
(Exact name of registrant as specified in its charter)

Delaware	1-7414	26-1157701

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 Chipeta Way, Salt Lake City, Utah	84108

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 801-583-8800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
          On October 29, 2009, Williams Pipeline Partners L.P. (“Williams Pipeline”) issued a press release announcing its financial results for the quarter ended September 30, 2009. The financial results include certain results of Northwest Pipeline GP. Williams Pipeline owns a 35 percent interest in Northwest Pipeline GP. A copy of the press release and its accompanying reconciliation schedules, are furnished herewith as Exhibit 99.1 and are incorporated herein in their entirety by reference.
          The press release and accompanying reconciliation schedules are being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(a)	None

(b)	None

(c)	None

(d)	Exhibits.

Exhibit Number	Description
Exhibit 99.1	Copy of Williams Pipeline Partners L.P.’s press release, and its accompanying schedules, dated October 29, 2009, publicly announcing its third quarter 2009 financial results (filed as Exhibit 99.1 to Williams Pipeline Partners L.P.’s current report on Form 8-K, No. 1-33917, filed October 29, 2009).

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST PIPELINE GP
By:	/s/ La Fleur C. Browne
Name:	La Fleur C. Browne
Title:	Corporate Secretary

Dated: October 29, 2009

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Copy of Williams Pipeline Partners L.P.’s press release, and its accompanying schedules, dated October 29, 2009, publicly announcing its third quarter 2009 financial results (filed as Exhibit 99.1 to Williams Pipeline Partners L.P.’s current report on Form 8-K, No. 1-33917, filed October 29, 2009).

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